Exhibit 99.1

CERTIFICATIONS
Pursuant to 18 United States Code § 1350

The undersigned hereby certifies that to his knowledge the Quarterly Report on Form 10-Q for the quarter ended May 31, 2003 of GenCorp Inc. (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in such report. The foregoing certification is being furnished solely pursuant to 18 United States Code §1350 and is not being filed as part of this report or as a separate disclosure document. A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to GenCorp Inc. and will be retained by GenCorp Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Terry L. Hall

Name:	Terry L. Hall
Title:	President and Chief Executive Officer
Date:	July 8, 2003

The undersigned hereby certifies that to her knowledge the Quarterly Report on Form 10-Q for the quarter ended May 31, 2003 of GenCorp Inc. (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in such report. The foregoing certification is being furnished solely pursuant to 18 United States Code §1350 and is not being filed as part of this report or as a separate disclosure document. A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to GenCorp Inc. and will be retained by GenCorp Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Yasmin R. Seyal

Name:	Yasmin R. Seyal
Title:	Senior Vice President, Chief Financial Officer and Principal Accounting Officer
Date:	July 8, 2003